EXHIBIT 10.19
-------------


                            RESTRUCTURING AGREEMENT
                            -----------------------


      This Agreement, made as of this 29th day of December, 2000, by and among Amfac/JMB Hawaii, L.L.C, a Hawaii limited liability company ("AHI"), those direct and indirect subsidiaries of AHI that have executed this Agreement (the "Subsidiaries" and, collectively with AHI, the "AHI Group"), Amfac Property Investment Corp, a Hawaii Corporation ("APIC"), Northbrook Corporation, a Delaware corporation ("Northbrook"), AF Investors, L.L.C., a Delaware limited liability company ("AFI") and Fred Harvey Transportation Company, an Arizona corporation ("FHTC" and, together with Northbrook and AFI, the "Senior Debtholders"), Amfac Finance Limited Partnership, an Illinois limited partnership ("AFLP") and NB Realty Holdings-VI, Inc., a Delaware corporation ("NB Holdings").


                                  WITNESSETH:

      WHEREAS, FHTC is a wholly-owned subsidiary of Northbrook, and Northbrook is a limited partner of AFLP, with the remainder owned, directly or indirectly, by JMB Realty Corporation or shareholders thereof, and AFLP is a non-managing member of AFI, with an over 99% interest therein; and,

      WHEREAS, NB Holdings is successor-in-interest to Tobishima Pacific, Inc. ("Tobishima"), with respect to a certain Purchase Money Promissory Note Secured By Mortgage, dated as of September 30, 1998 (the "Tobishima Note"), made by APIC, not personally, but as trustee on behalf of AHI, pursuant to a certain Declaration of Trust, made on August 24, 2000, but dated effective as of September 30, 1998 (the "Trust"), which Tobishima
Note is secured by a certain Mortgage, Security Agreement and Financing Statement, made by APIC of even date therewith (as amended, the "Tobishima Mortgage") encumbering certain real property described therein (together with certain unencumbered property known as the Kahekili Park property and the "road widening lots", herein called "Lots 2, 3 and 4"), which Tobishima Note and Tobishima Mortgage were assigned by Tobishima to 900 Investment Management, L.P. ("900"), by Assignment of Loan Documents, dated
September 29, 2000 (but effective October 2, 2000), and then immediately reassigned by 900 to NB Holdings, by Assignment of Loan Documents, dated September 29, 2000 (but effective October 2, 2000); and,

      WHEREAS, APIC has, among other things, transferred its interests in Lots 2, 3 and 4, both in fee and as trustee under the Trust, such that legal title to Lots 2, 3 and 4 is now held in undivided interests 50% by AHI and 50% by Kaanapali Development Corp., a Hawaii corporation ("KDC"), with AHI being the successor obligor under the Tobishima Note; and,

      WHEREAS, NB Holdings and APIC (as trustee as aforesaid) have entered into a certain Note Modification Agreement, dated as of October 2, 2000 (the "First Tobishima Modification"), whereby NB Holdings agreed to defer any principal due and not paid under the Tobishima Note until November 30, 2000, which November 30, 2000 scheduled payment has not yet been made; and,

      WHEREAS, AHI, successor by merger to Amfac/JMB Hawaii, Inc., a Hawaii corporation, is the issuer of certain Certificate of Land Appreciation Notes, due 2008 (the "COLAs") which COLAs (the holders of which from time to time are referred to herein as the "COLA Holders") are subordinated indebtedness of AHI and the COLA Guarantors (as defined below) and are governed under the provisions of that certain Indenture (as amended or supplemented, the "Indenture") dated as of March 14, 1989, by and among AHI, as Issuer, certain of the Subsidiaries, as guarantors (the "COLA Guarantors") and Bank One, N.A., successor in interest to Continental Bank, National Association, as Trustee (the "Trustee"); and,



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      WHEREAS, pursuant to the Indenture, AHI and the COLA Guarantors are entitled from time to time to incur or become obligated in respect of indebtedness that is superior in priority to the obligations of AHI and the COLA Guarantors respecting the COLAs, and which is defined as "Senior Indebtedness" in the Indenture (hereinafter, the "Senior Debt"), some of which was pre-existing at the time the COLAs were issued; and,

      WHEREAS, AHI and certain of the Subsidiaries are primarily liable as borrowers (collectively, the "Borrowers"), or secondarily liable as guarantors (the "Senior Debt Guarantors") pursuant to separate guarantees made by the Senior Debt Guarantors in favor of the Senior Debtholders, as applicable (the "Senior Debt Guarantees"), with respect to certain notes held by the Senior Debtholders that constitute Senior Debt, and are listed in EXHIBIT A attached hereto (as they may be amended, including by this Agreement, the "Senior Notes"), and the aggregate outstanding balance of principal and all accrued and unpaid interest of the Senior Notes as of the date hereof is in excess of $200,000,000; and,

      WHEREAS, in furtherance of the original agreements of the Senior Debtholders and the AHI Group that any Senior Debt would be guaranteed by all members of the AHI Group and supported by adequate security, and the reconfirmation of such understanding and specific commitment of the AHI Group to, among other things, provide such security as requested by the Senior Debtholders in support of all existing and future Senior Debt in return for, among other things, the additional Senior Debt advanced to the AHI Group from and after December 31, 1998 (the "Senior Debt Security Commitments"), the Senior Notes (and the obligations of the Senior Debt Guarantors respecting the Senior Debt Guarantees) are secured by certain mortgages on real property (the "Senior Debt Secured Property"), which mortgages (other than partial releases respecting same) are listed in EXHIBIT B attached hereto (the "Mortgages", and, together with any other instruments or documents evidencing or securing the Senior Debt, the "Senior Debt Loan Documents"), and certain of the Borrowers and the Senior Debt Guarantors have further caused the Senior Notes and the Senior Debt Guarantees to be secured by separate Stock Pledge Agreements, dated as of August 31, 2000, and various later dates (collectively, the "Stock Pledges"), whereby each such Borrower and Senior Debt Guarantor has pledged the stock of certain of its subsidiaries to Northbrook, as agent on behalf of all of the Senior Debtholders; and,

      WHEREAS, certain of the Senior Notes, as identified on EXHIBIT A, are currently due and payable on February 28, 2001 (the "2001 Notes"), one of the Senior Notes, as identified on EXHIBIT A, is currently due and payable on February 17, 2007 (the "2007 Note"), and certain of the Senior Notes, as identified on EXHIBIT A, are currently due and payable on December 31, 2008 (the "2008 Notes"); and,

      WHEREAS, in consideration of, among other things, the Senior Debt Security Commitments, the Senior Debtholders have agreed that interest that would otherwise be due and payable under the 2007 Note and the 2008 Notes prior to December 31, 2001 (the "Accrual Date") shall be accrued until such date, at which time all accrued and unpaid interest on the 2007 Note and 2008 Notes would become due and payable; and,

      WHEREAS, by that certain Amfac B Amfac Hawaii Tax Agreement, dated as of February 27, 1989 (the "Tax Agreement"), by and between Northbrook (as successor by merger to Amfac, Inc., a Hawaii corporation) and AHI (as successor to Amfac/JMB Hawaii, Inc.), Northbrook has agreed to pay certain of the federal and state income taxes that may become due and payable on account of the taxable income generated by the AHI Group; and,

      WHEREAS, in addition to the foregoing, the AHI Group desires that other substantial accommodations be made by NB Holdings and the Senior Debtholders with respect to the Senior Debt, and by the holders of the COLAs, in order to enhance the ability of the AHI Group to execute its long-term business plan to maximize the value of its land development business; and,



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      WHEREAS, NB Holdings is willing to provide such accommodations in consideration of certain agreements of AHI respecting the Tobishima Note;
and,

      WHEREAS, the Senior Debtholders are willing to provide such accommodations in consideration of the agreements of the applicable members of the AHI Group to terminate the Tax Agreement and enter into a new agreement concerning taxes for taxable years from and after January 1, 2001 (the "New Tax Agreement"), engage in the restructuring transactions described herein, and agree to certain matters with respect to the Senior Notes and Mortgages; and,

      WHEREAS, APIC, AHI and Pioneer Mill Company, Limited ("PMCo") are the borrowers (the "ERS Borrowers") under a certain Promissory Note, dated
June 25, 1991 (the "ERS Note"), made by the ERS Borrowers in favor of the Employees' Retirement System of the State of Hawaii ("ERS"), which ERS Note and the mortgages and other documents securing same (the "ERS Loan Documents") are currently being renegotiated by the parties thereto (the "ERS Restructuring"); and,

      WHEREAS, the Senior Debtholders have previously notified each Borrower and Senior Debt Guarantor, by letters dated August 14, 2000 (the "Default Letters") that, as a consequence of the acceleration of the ERS Note by ERS due to certain alleged defaults thereunder, and as a consequence of certain other defaults, the Senior Notes are in default, but that the Senior Debtholders have not as yet exercised any of their remedies with respect to such defaults; and,

      WHEREAS, AHI, KDC and Pioneer Mill Company, Limited ("PMCo") have recently sold, or contracted for the sale of, certain land parcels (the "Lot 1 and Launiupoko Sales"), the proceeds of which will support the modifications to the Senior Debt Loan Documents provided for herein, permit a portion of the Senior Notes to be prepaid, allow certain cash to be paid into segregated accounts under Northbrook's custody and control to ensure a source of funds for certain obligations of the AHI Group, and provide significant relief to the cash position of the AHI Group; and,

      WHEREAS, pursuant to a certain Agreement Regarding Pension Benefits, dated as of November 15, 2000 (as amended, the "Benefits Agreement"), by and among AHI, The Lihue Plantation Company, Limited, a Hawaii corporation ("LPCo"), Kekaha Sugar Company, Limited, a Hawaii corporation ("Kekaha") and Northbrook, Northbrook has agreed, as a loan to AHI, to fund certain amounts, defined as "Kauai Shutdown Benefits" in the Benefits Agreement, that would otherwise have to be funded by LPCo and Kekaha; and,

      WHEREAS, in consideration of this Agreement, and in particular, the termination of the Tax Agreement and the execution and delivery of the New Tax Agreement, Northbrook wishes to contribute to AHI all outstanding loans made to AHI under the Benefits Agreement and agree that any further Kauai Shutdown Benefits funded under the Benefits Agreement shall be so funded as a further contribution to the capital of AHI, and that AHI and the relevant Subsidiaries shall in turn make similar accommodations to LPCo and Kekaha; and,

      WHEREAS, the parties hereto wish to engage in certain other transactions in connection with the overall restructuring of the AHI Group.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

      1. RECITALS. The foregoing recitals are by this reference incorporated herein and made a part hereof as substantive provisions of this Agreement.





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      2.    MATTERS CONCERNING TOBISHIMA NOTE

            a. Agreement of NB Holdings to Extend the Tobishima Note. NB Holdings and AHI hereby agree to execute and deliver a Note Extension and Modification Agreement respecting the Tobishima Note, dated as of December 31, 2000, substantially in the form of EXHIBIT C attached hereto (the "Second Tobishima Modification"), and any other documents reasonably requested by NB Holdings in order to give effect thereto and preserve NB Holding's security interests under the Tobishima Loan Documents. NB
Holdings further consents to any amendments to the Senior Debt Loan Documents that may hereafter be required to ensure that the Senior Debtholders have a security interest in Lots 2, 3 and 4 that is subordinate to the interest of NB Holdings under the Tobishima Loan Documents.

            b. Further Assurances by AHI, APIC, KDC and NB Holdings. AHI, APIC and KDC hereby agree to execute and deliver to NB Holdings such documents as NB Holdings may reasonably request in order to preserve NB Holdings' lien rights in Lots 2, 3 and 4 under the Tobishima Mortgage as a consequence of the transfers of undivided interests therein set forth above. NB Holdings further agrees, that AHI, KDC and APIC will execute such modifications to the Tobishima Mortgage as are necessary such that it shall thereafter constitute a lien on the 50% undivided interest in Lots 2, 3 and 4 held by AHI and that it shall no longer encumber the 50% undivided interest owned by KDC.

      3.    MATTERS CONCERNING THE SENIOR DEBT.

            a.    AGREEMENT BY SENIOR DEBTHOLDERS REGARDING 2001 NOTES.
The Senior Debtholders hereby agree to amend and restate the 2001 Notes, in accordance with EXHIBIT D attached hereto, to, among other things, provide for payment on demand at any time after February 28, 2001. The Senior Debtholders may further request that any portion of the proceeds of the Lot 1 and Launiupoko sales be used to pay down the 2001 Notes.

            b.    AGREEMENT BY SENIOR DEBTHOLDERS REGARDING 2007 NOTE.

                  i. The Senior Debtholders hereby agree to split the 2007 Note, effective as of the date hereof, in accordance with EXHIBIT E-1 attached hereto, to, among other things, (a) replace the 2007 Note with two separate replacement notes (the "2007 Replacement Notes"), one with an original principal balance of $28,493,707.10, which together with accrued interest thereon shall have a total outstanding balance of $40,000,000.00 as of the date hereof (the "First Additional 2007 Note") and the other (the "Second Additional 2007 Note") with an original principal balance equal to the difference between the outstanding principal balance of the 2007 Note at the time of such split and the initial principal balance of the First Additional 2007 Note and all other accrued interest as of the date hereof, and (b) defer any interest due under the First Additional 2007 Note until December 31, 2006, and under the Second Additional 2007 Note until June 30, 2002 (with half of such deferred interest to be payable on June 30, 2002, and the remainder to be due and payable on December 31, 2002); provided, however, that the Senior Debtholders shall have the right to require


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


                         certain prepayments in accordance with Section 3.g.
below; and, provided further, that, without limitation on any other defaults specifically referenced in the 2007 Replacement Notes, a default under the COLAs that causes the Trustee or the holders of the COLAs to accelerate the maturity date of the COLAs, shall constitute a default under the 2007 Replacement Notes and immediately accelerate the maturity of all principal and unpaid interest thereon. The parties hereto hereby agree that the 2007 Replacement Notes shall each represent a portion of the prior advances that comprise the 2007 Note, specifically allocated among each 2007 Replacement Notes as set forth in EXHIBIT E-2 hereof.

                  ii. Immediately upon the completion of the split of the 2007 Note as contemplated in clause i above, Northbrook, FHTC and AFLP will, through one or more transactions, effect the transfer of the First Additional 2007 Note to Northbrook.

                  iii. The AHI Group and Northbrook agree that the advances specifically allocated to and evidenced by the First Additional 2007 Note, as set forth in EXHIBIT E-2 (the "Contributed Senior Debt Amounts"), shall be contributed to the capital of AHI, subject to this clause iii, as partial consideration for the termination of the Tax Agreement and the execution and delivery of the New Tax Agreement required by this Agreement and that such amounts would not be so contributed in the event that either the termination of the Tax Agreement or the New Tax Agreement is unenforceable for any reason. Therefore, Northbrook agrees to contribute the First Additional 2007 Note to AHI, as a capital contribution, with $15,000,000 (allocated to principal and interest in accordance with EXHIBIT E-2) to be contributed as of the date hereof and the remaining $25,000,000 (the "Continuing Portion") to be contributed to capital upon the earlier of (i) December 31, 2006, or (ii) such other date as Northbrook may agree in its sole and absolute discretion; provided, however, that in the event that, on or prior to December 31, 2006, either the termination of the Tax Agreement or any of the material provisions of the New Tax Agreement delivered pursuant to this agreement is determined to be void or voidable by AHI, any member of the AHI Group or any of their respective creditors for any reason whatsoever (a "Tax Agreement Event"), immediately upon such determination, the agreement of Northbrook in this clause iii to contribute the Continuing Portion of the First Additional 2007 Note to AHI shall thereupon become void and of no further force or effect and the Continuing Portion of the First Additional 2007 Note shall continue as a debt from AHI to Northbrook. Northbrook agrees that, until such time (if any) that a Tax Agreement Event occurs, Northbrook shall not demand any payments to be made on the First Additional 2007 Note, unless and until payment has been demanded or received in full in cash (or other form of payment acceptable to the Senior Debtholders) respecting all other indebtedness of any member of the AHI Group (or any successor) to all of the Senior Debtholders or any of their affiliates (or any successors of any of the foregoing), whether such


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                         indebtedness (the "Subject Indebtedness") now
exists or arises hereafter (the receipt in full of all such other indebtedness being referred to herein as a "Cash Satisfaction Event"), and the parties agree that no payments shall be made by any member of the AHI Group respecting the First Additional 2007 Note on account of any such demand until a Cash Satisfaction Event has occurred. To the extent payments are made on account of the First Additional 2007 Note, they shall be made into an escrow acceptable to Northbrook and the AHI Group, and applied to amounts outstanding under the First Additional 2007 Note. In the event that there occurs a Tax Agreement Event on or prior to December 31, 2006, then the funds from such escrow shall be promptly released to Northbrook. In the event that there has not been a Tax Agreement Event on or prior to December 31, 2006 (or such earlier date as Northbrook shall agree in its sole and absolute discretion), then any funds then held in such escrow shall be promptly released to the member of the AHI Group who paid such funds into such escrow. At any time when a Cash Satisfaction Event shall have occurred and there exists no Subject Indebtedness, interest on the escrow account shall be paid to the party or parties entitled to such funds. At any time when a Cash Satisfaction Event shall have occurred and there exists no Subject Indebtedness, Northbrook shall be entitled to exercise any remedies under the First Additional 2007 Note as a result of a default thereunder (including, without limitation, seeking or receiving payments on account of such note as a result of foreclosure or other collection activities) only if a creditor of any member of the AHI Group shall be taking enforcement actions seeking to its collect a claim from any collateral securing the First Additional 2007 Note, whether such action is by attachment, foreclosure, judicial or non-judicial sale, or otherwise. Nothing in the foregoing shall require Northbrook, at any time when a Cash Satisfaction Event shall have occurred and there exists no Subject Indebtedness, to release its lien in collateral securing the First Additional 2007 Note or otherwise consent to the sale of such collateral. All agreements of Northbrook with respect to the First Additional 2007 Note, including, without limitation, the agreement that such note shall be deemed contributed to the capital of AHI (subject to the terms and conditions of this Agreement), shall apply equally to any consideration or property received on account of or in exchange for all or any portion of the First Additional 2007 Note. As a separate undertaking of Northbrook, Northbrook hereby agrees that (1) it shall not assert, and hereby waives its right to assert, that any of its agreements with respect to the First Additional 2007 Note shall be unenforceable against Northbrook under any theory whatsoever, and (2) all members of the AHI Group, their estates, successors, and assigns shall be entitled to assume and enforce (including specifically enforce) all such agreements of Northbrook (subject to the terms and conditions of this Agreement).





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


            c.    AGREEMENT BY SENIOR DEBTHOLDERS REGARDING 2008 NOTES.
The Senior Debtholders hereby agree to amend and restate the 2008 Notes, in accordance with EXHIBIT F attached hereto, to, among other things, further defer any interest due under the 2008 Notes until December 31, 2003; provided, however, that the Senior Debtholders may require certain other prepayments in accordance with Section 3.g. below; and, provided further, that, without limitation on any other defaults specifically referenced in the 2008 Notes, a default under the COLAs that causes the Trustee or the holders of the COLAs to commence exercise of remedies under the COLAs or the Indenture, shall continue to be a default under the 2008 Notes and immediately accelerate the maturity of all principal and unpaid interest thereon.

            d. EFFECT ON DEFAULT LETTERS. The agreement of the Senior Debtholders to restructure the Senior Notes as set forth herein shall not constitute a waiver by the Senior Debtholders of any of their rights or remedies under the Senior Notes respecting the defaults identified in the Default Letters or any other defaults, all of which rights and remedies are hereby reserved. Each Borrower of the Senior Debt and each guarantor thereof, hereby acknowledges that the defaults expressed in the Default Letters shall continue as defaults under the 2001 Notes, the 2007 Replacement Notes and the 2008 Notes, until such time as (i) the ERS Restructuring is completed, or the ERS Borrowers take such other action such that any existing defaults under the ERS Loan Documents are cured, and
(ii) any other defaults thereunder are either cured or waived. Notwithstanding the foregoing, the Senior Debtholders hereby agree that they shall not exercise any remedies under the Senior Debt Loan Documents respecting the defaults expressed in the Default Letters until such time as
(i) the ERS obtains a judgment against, or attempts to exercise any remedies against, or against the assets of, APIC or any member of the AHI Group relative to the ERS Loan Documents or otherwise, or (ii) any other creditor of the AHI Group obtains a judgment against, or attempts to exercise any remedies against the assets of, any member of the AHI Group. Furthermore, respecting the defaults identified in the Default Letter respecting the case of Oahu Sugar Company, Limited c. Walter Arakaki ("Arakaki") and Steve Swift ("Swift"), Case No. 96-3880-09, in the Circuit Court of the First Circuit, State of Hawaii, or any related proceeding (collectively, the "Swift/Arakaki Matter"), the Senior Debtholders agree that they shall accelerate their right to payment of the Senior Notes and exercise their remedies against the assets of the AHI Group arising as a result of such defaults, only to the extent necessary to protect their superior rights under the Senior Debt Loan Documents.

            e. FUTURE ADVANCES. The Senior Debtholders shall be under no obligation to make any additional Senior Debt advances to any member of the AHI Group.

            f. ADDITIONAL SECURITY, GUARANTEES AND STOCK PLEDGES. In furtherance of the Senior Debt Security Commitments, each










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                  member of the AHI Group, on behalf of itself and each of
its present and future Subsidiaries hereby ratifies and confirms that, upon the request of the Senior Debtholders, to secure the Senior Notes and any other notes held by the Senior Debtholders that constitute Senior Debt (including without limitation, those notes delivered to the Senior Debtholders pursuant to this Agreement), it shall enter into and deliver such additional security documentation that the Senior Debtholders may hereafter request. Without limitation of the foregoing, each member of the AHI Group agrees that it will (i) enter into a guaranty of the Senior Notes (or reaffirm any such guaranty) substantially in the form of the guarantees previously executed and delivered to the Senior Debtholders by certain of the Subsidiaries, (ii) execute and deliver stock pledges for any common stock of any entity in which such member has an interest, and (iii) provide such additional security for the Senior Notes as may be identified in such request, including, but not limited to security agreements and financing statements covering any or all proceeds of the sale of Sale Property (as defined below), or the accounts, intangibles and other personal property of the AHI Group. The parties hereto acknowledge and agree that the continuing execution of the Senior Debt Security Commitments, including the covenants in this Agreement to provide additional security for the Senior Debt, is a material inducement to the execution and delivery of this Agreement by the Senior Debtholders. Any such guarantees, Stock Pledges, Senior Debt Loan Documents or other security heretofore provided to secure the Senior Notes (or any of them) is hereby ratified and confirmed.

            g. MATTERS CONCERNING THE SALE OF PROPERTY. Upon a sale of property which is collateral for the Senior Notes ("Sale Property"), the Senior Debtholders agree to release their liens upon the Sale Property to the extent necessary to allow the owner of the Sale Property (the "Owner") to effectuate the sale, provided there is no default or event of default under the Senior Notes and the sale realizes the fair value of the Sale Property, as determined in the sole discretion of the Senior Debtholders. In the event of a sale or other disposition of Sale Property to which the Senior Debtholders have consented, for which the Senior Debtholders have released their liens, or which the Senior Debtholders have otherwise effectuated (whether or not the conditions of the first sentence of this paragraph have been met), the Owner shall be entitled to the proceeds of, or other consideration for, such sale or disposition in an amount sufficient for the Owner and AHI to (i) pay any expenses associated with the sale or disposition (including a reasonable estimate of the anticipated cash amounts that will be payable to Northbrook under the New Tax Agreement respecting such sale or disposition), and (ii) satisfy its anticipated cash needs for the 12 month period after the date of such sale or disposition, taking into account cash on hand and reasonably expected receipts and expenditures from all sources, with due consideration for (i) the probability and uncertainty of receipts and the impact upon the Owner and AHI if any such expected receipts are not received as and when reasonably anticipated, and (ii) the probability of expenditures beyond those reasonably expected and the impact upon the Owner and AHI if any such additional expenditures must be incurred or any expected expenditures must be incurred prior to the time reasonably expected. The AHI Group agrees that the Senior Debtholders shall be entitled to


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


                  all other proceeds of any such sales or dispositions as payments in respect of Senior Debt within five (5) days of demand therefor.

Notwithstanding anything to the contrary in this Section 3.g., the rights of any member of the AHI Group to receive proceeds or other consideration from the sale or disposition of Sale Property shall be subject and subordinate to (1) the rights of the Senior Debtholders under Section 3.a. of this Agreement to request that any portion of the proceeds of the Lot 1 and Launiupoko Sales be used to pay down the principal amount of the 2001 Notes as of the date hereof and any interest accruing thereon, and (2) the right of NB Holdings, upon a sale of any or all of Lots 2, 3, and 4, to demand payment of any proceeds of such sale on account of the Tobishima
Note in exchange for a  release of NB Holdings' liens on such Sale
Property.

      4.    MATTERS CONCERNING CERTAIN EMPLOYEE COSTS.

            a. KAUAI SHUTDOWN COSTS. As additional consideration for the termination of the Tax Agreement and the execution and delivery of the New Tax Agreement, Northbrook hereby agrees that all amounts heretofore loaned to AHI pursuant to the Benefits Agreement are hereby contributed by Northbrook to the capital of AHI and that any further Kauai Shutdown Benefits funded by Northbrook pursuant to the Benefits Agreement shall be deemed to be so contributed to AHI's capital. Each member of the AHI Group hereby agrees that any of such Kauai Shutdown Benefits paid on to or on behalf of LPCo or Kekaha shall be treated as capital contributions by AHI, through the relevant Subsidiaries, to LPCo or Kekaha, as applicable. The Benefits Agreement shall be deemed amended and modified consistent with this Section 4.

            b. ACKNOWLEDGEMENT REGARDING OVERFUNDED AMOUNTS. Each party hereto hereby ratifies and confirms Section 2.d. of the Benefits Agreement.

            c.    SEGREGATING OF FUNDS FOR GENERAL LIABILITIES.

                  i. In the event that AHI, PMCo and KDC successfully complete the Lot 1 and Launiupoko Sales, AHI agrees to cause $6,000,000 (as increased or decreased form time to time in accordance herewith, the "General Escrow Amount") to be placed in a segregated interest-bearing account in AHI's name (the "General Escrow Account") within sixty days thereafter. General Escrow Account shall at all times be considered to be the property of AHI and that no third person, including, but not limited to any former, current or future employee, shall have any interest in the General Escrow Amount or any rights whatsoever respecting the General Escrow Account.

                  ii. AHI agrees that the funds in the General Escrow Account shall be utilized solely for employee-related costs relative to the AHI Group, to be determined in AHI's sole discretion; provided, however, that Northbrook, at its sole discretion








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


                         acting on behalf of the Senior Debtholders may
consent to any other use of the General Escrow Amount in response to a prior request by AHI. The General Escrow Account shall be maintained until December 31, 2005, at which time the remaining balance thereof, if any, shall be paid out of the General Escrow Account and credited against the outstanding balance of the Senior Notes in such manner as the Senior Debtholders may agree, with any excess to be retained by AHI.

      5. NEW TAX AGREEMENT. In consideration of the agreements of Northbrook, FHTC and AFI hereunder, including, but not limited to, the agreement by Northbrook to contribute the First Additional 2007 Note to the capital of AHI, the AHI Group hereby agrees that the Tax Agreement shall be terminated and the New Tax Agreement shall be executed and delivered by Northbrook and AHI relative to tax years after 2000 in the form of EXHIBIT G attached hereto (the "New Tax Agreement"). The parties agree that (i) the amount that Northbrook would ultimately be required to pay under the Tax Agreement is speculative and dependent on future events that are difficult to predict, and (ii) the tangible benefits provided by Northbrook on behalf of the AHI Group hereunder, which are designed to provide the AHI Group with the opportunity to continue to conduct its business in order that the AHI Group can complete the ERS Restructuring and the Restructuring Plan in a manner that will permit the AHI Group to maximize the value of its assets, would not be accorded to the AHI Group without the New Tax Agreement as set forth above and the other agreements of the AHI Group provided in this Agreement.

      6.    MATTERS CONCERNING INTERCOMPANY PAYMENTS.

      a. Northbrook and its affiliates shall continue to provide certain general and administrative services to, and pay certain costs on behalf of, the AHI Group (the "Corporate Allocated Charges"), which shall be subject to reimbursement, including, without limitation, the following: (i) out of pocket costs, (ii) allocation of employee costs (on a time basis) for services provided by employees outside of the AHI Group, (iii) self-insurance costs of the AHI Group attributable to claims insured by Amber Insurance Company, Ltd. ("Amber"), (iv) allocation of third-party costs benefiting the AHI Group, and (v) state and local taxes. Each member of the AHI Group agrees to promptly pay to Northbrook (or the applicable Northbrook affiliate) the outstanding balance of all Corporate Allocated Charges, and to be jointly and severally liable for any future Corporate Allocated Charges for which reimbursement is sought by Northbrook or any of its affiliates.

      b. In the event that PMCo successfully completes the Lot 1 and Launiupoko Sales, AHI agrees to cause $2,000,000 (as increased or decreased form time to time in accordance herewith, the "Amber Escrow Amount") to be placed in a segregated account in AHI's name (the "Amber Escrow Account") within sixty days thereafter.

            i. AHI shall have control of the Amber Escrow Account, as escrowee, and AHI shall have no right to direct the use thereof. AHI agrees to execute and deliver such documentation as Northbrook may request to evidence such arrangement. Notwithstanding the foregoing, the Amber Escrow Amount shall at all times be considered to be the property of AHI and not the property of any other person or entity. No third person shall have any interest in the Amber Escrow Amount or any rights whatsoever respecting the Amber Escrow Account.

            ii. AHI agrees that the funds in the Amber Escrow Account shall be utilized solely to pay (or reimburse Northbrook for) any amounts necessary to satisfy, or any amounts necessary to satisfy the insurance costs attributable to, claims insured by Amber, referenced in item (iii) of section 6.a. above; provided, however, that Northbrook, at its sole discretion acting on behalf of the Senior Debtholders may consent to any other use of the Amber Escrow Amount in response to a prior request by AHI. The Amber Escrow Account shall be maintained until December 31, 2005, at which time the remaining balance thereof shall be paid out of the Amber Escrow Account and credited against the outstanding balance of the Senior Notes in such manner as the Senior Debtholders may agree, with any excess to be retained by AHI.

7. REPRESENTATIONS AND WARRANTIES OF PARTIES. Each party hereby represents and warrants to each other party as follows:

      a. DUE INCORPORATION. Such party is duly organized, validly existing and in good standing under the laws of the state of its incorporation, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

      b. DUE AUTHORIZATION. Such party has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by each party hereto has been duly authorized by such party's board of directors or other governing body. No other corporate or other proceedings on the part of such party are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such party.

      c. ENFORCEABILITY. Upon execution and delivery by the parties hereto, this Agreement will be legally binding and enforceable against such party in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, readjustment of debt or similar laws affecting the enforcement of creditors' rights generally, and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and other principles based on concepts of materiality, reasonableness, good faith, and fair dealing.

      8. FURTHER ASSURANCES. Upon the request of any party, each other relevant party shall execute and deliver such further instruments or documents and take such further acts as may be reasonably necessary to carry out and give effect to the provisions of this Agreement.

      9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, no member of the AHI Group may assign any of its right, title, interest, duties or obligations under this Agreement without the written approval of each of the Senior Debtholder and NB Holdings, which approval may be granted or withheld in their sole and absolute discretion.

      10. NO THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the parties hereto. No provision of this Agreement shall be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

      11. AMENDMENTS AND WAIVERS. Neither this Agreement nor any terms hereof may be amended, modified or waived other than by a written agreement executed by the party against which such amendment, modification or waiver is sought to be enforced.

      12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      13. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Illinois, and the parties to this Agreement hereby irrevocably and unconditionally consent to submit to the jurisdiction of the courts of the State of Illinois and of the United States of America located in Illinois for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

      14. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Notwithstanding the foregoing, if all or any part of a material provision of the Agreement is declared void or found unenforceable, the party losing the benefit of the stricken or unenforceable provision shall have the right to recover the consideration it provided such that the portion shall be in the same position they were in prior to the execution of this Agreement.

      15. WAIVERS. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

      16. MISCELLANEOUS. This Agreement represents the entire agreement among the parties with respect to the matters set forth herein, and may not be amended or modified except in writing signed by all parties. Each party acknowledges that there have been no additional oral or written representations or warranties. Notwithstanding the foregoing, this agreement shall not supercede any prior written agreement that is referenced herein (or any agreement referenced in any such agreement) except to the extent expressly set forth herein. Time is of the essence of this Agreement. The headings preceding the text of Articles and Sections included in this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the day and year first above written.


                               THE AHI GROUP:

                               AMFAC/JMB HAWAII, L.L.C.,
                               a Hawaii limited liability company

                               By:
                                     ------------------------------
                                     Its:


                               AMFAC LAND COMPANY, LIMITED,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:


                               PIONEER MILL COMPANY, LIMITED,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:


                               WAIHOLE IRRIGATION COMPANY, LIMITED,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:


                               KEKAHA SUGAR COMPANY, LIMITED,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:


                               KAANAPALI ESTATE COFFEE, INC.,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:


                               PUNA SUGAR COMPANY, LIMITED,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:

                               OAHU SUGAR COMPANY, LIMITED,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:


                               KAANAPALI DEVELOPMENT CORP.,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:


                               THE LIHUE PLANTATION COMPANY, LIMITED,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:


                               H. HACKFELD & CO., LTD.,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:


                               AMFAC PROPERTY DEVELOPMENT CORP.,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:


                               AMFAC VACATIONS MANAGERS, INC.,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:


                               KAANAPALI NORTH BEACH MAKAI CORP.,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:


                               WAIKELE GOLF CLUB, INC.,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:

                               AMFAC HOLDINGS CORP.,
                               a Delaware corporation

                               By:
                                     ------------------------------
                                     Its:


                               KDCW, INC.,
                               a Delaware corporation

                               By:
                                     ------------------------------
                                     Its:


                               APIC:


                               AMFAC PROPERTY INVESTMENT CORP.,
                               a Hawaii corporation

                               By:
                                     ------------------------------
                                     Its:


                               THE SENIOR DEBTHOLDERS:

                               NORTHBROOK CORPORATION,
                               a Delaware corporation

                               By:
                                     ------------------------------
                                     Its:


                               FRED HARVEY TRANSPORTATION COMPANY,
                               an Arizona corporation

                               By:
                                     ------------------------------
                                     Its:


                               AF INVESTORS, LLC,
                               a Delaware limited liability company

                               By:
                                     ------------------------------
                                     Its:


                               By:   AF MANAGERS, INC.,
                                     a Delaware corporation,
                                     Managing Member

                               By:
                                     ------------------------------
                                     Its:

                               AFLP:

                               AMFAC FINANCE LIMITED PARTNERSHIP,
                               an Illinois limited partnership

                               By:   AF MANAGERS, INC.,
                                     a Delaware corporation,
                                     General Partner

                                     By:
                                           --------------------
                                           Its:


                               NB HOLDINGS:

                               NB REALTY HOLDINGS-VI, INC.,
                               a Delaware corporation


                               By:
                                     ------------------------------
                                     Its: